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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 29, 2000

                       Commission file number 000-23121

                         U.S.A. FLORAL PRODUCTS, INC.
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

                      1025 Thomas Jefferson Street, N.W.,
                       Suite 300 East, Washington, D.C.
                   (Address of Principal Executive Offices)

                                  52-2030697
                     (I.R.S. Employer Identification No.)

                                     20007
                                  (Zip Code)


Registrant's telephone number, including area code: (202) 333-0800
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ITEM 5. OTHER EVENTS


On August 28, 2000, the Company announced that effective August 29, 2000, the Company's Common Stock will be moved from NASDAQ's SmallCap Market to the OTC Bulletin Board. The move was a result of the Company's non-compliance with NASDAQ's Small Cap Market net tangible asset/market capitalization/net income requirement. While trading on the OTC Bulletin Board, the Company will continue to trade under the symbol ROSI.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)   The following are filed as Exhibits to this Report:

              Exhibit No.          Description of Exhibit

              99                   Press Release dated August 28, 2000

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         U.S.A. FLORAL PRODUCTS, INC.


                         By:    /s/ G. Andrew Cooke
                           -------------------------------
                           G. Andrew Cooke
                           Chief Financial Officer
                           (an officer and authorized signatory)

Date:  August 29, 2000